UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2011

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2011, Brunswick Corporation (the “Company”) entered into a new Credit Agreement (the “Credit Agreement”) with the subsidiaries of the Company party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement replaces the Company’s existing Credit Agreement, dated as of April 29, 2005, as amended and restated as of December 19, 2008 (the “Prior Credit Agreement”) and the Mercury Marine division receivables asset-based facility, and contains terms that differ from the Prior Credit Agreement, including, among other things:

•	Providing for a maturity date of March 21, 2016, except in certain instances as described in the definition of Commitment Termination Date (as defined in the Credit Agreement).

•

Amending the minimum fixed charge coverage ratio requirement from 1.1 to 1.0 to 1.0 to 1.0, which is applicable only when the Availability (as defined in the Credit Agreement) falls below certain thresholds. The Company’s ability to borrow under the facility can be affected by compliance with the minimum fixed charge test. During periods when the Company is below this covenant requirement, borrowing capacity is reduced by the Availability requirement, which has been lowered from $60,000,000 to $37,500,000. The Company met the fixed charge requirement of 1.0 to 1.0 as of December 31, 2010. As required by the Credit Agreement, the Company amended the financial covenant in its floorplan financing joint venture agreement with a subsidiary of GE Capital Corporation to conform to the minimum fixed charge coverage requirement in the Credit Agreement.

•

Amending the provision that limits the amount that can be borrowed to an amount equal to the lesser of (x) $300,000,000 (which used to be $400,000,000) and (y) the Borrowing Base, which continues to be defined as the sum of accounts receivable and inventory of certain domestic subsidiaries (each of which will be subject to advance rates agreed by the lenders) as amended by the Credit Agreement. The Borrowing Base may also be increased at the election of the Company to include an amount up to $25,000,000 in respect of equipment. Accordingly, the amount that may be borrowed under the facility will depend upon the amount of the Borrowing Base. It is possible that under certain circumstances in future periods, the Availability under the facility will be less than $300,000,000. At the closing, the Borrowing Base was approximately $270,000,000.

•

Amending the annual interest rate to be, initially, either Adjusted Eurocurrency Rate (as defined in the Credit Agreement) plus a margin of 2.75%, or a base rate plus a margin of 1.75%. After the first delivery of financial statements, the annual interest rate will be determined by reference to a grid based on the Company’s Leverage Ratio (as defined in the Credit Agreement), with a range of 2.25% to 3.00% plus Adjusted Eurocurrency Rate, and a range of 1.25% to 2.00% plus the base rate. The base rate will continue to be the highest of the federal funds rate plus 0.50%, the prime rate established by JPMorgan Chase Bank, N.A. or the one-month Adjusted Eurocurrency Rate plus 1.00%.

•

Amending the applicable commitment fee rate on the unused portion of the credit facility to be, initially, 0.50% per year. After the first delivery of financial statements, the rate will be determined by reference to a grid based on the Company’s Leverage Ratio, with a range of 0.250% to 0.625%.

•

As with the Prior Credit Agreement, the new facility requires that the Company and the subsidiary guarantors enter into a pledge and security agreement with JPMorgan Chase Bank, N.A. as administrative agent, pursuant to which the obligations of the Company and the guarantees of the subsidiaries under the Credit Agreement are secured by a first priority security interest in most of the Company’s and the subsidiary guarantors’ existing and future accounts receivable, inventory, equipment, intellectual property, other personal property and equity interests in substantially all their present and future directly held domestic subsidiaries. However, the new facility amends the definition of collateral securing the obligations of the Company and guarantees of the subsidiaries to include the domestic receivables of the Mercury Marine division of the Company and to exclude certain previously included assets, including, among other things, Foreign Equity Interests (as defined in the Credit Agreement).

•	Adding an incremental facility whereby the commitments under the facility may be increased by up to $100,000,000 without the consent of the Required Lenders (as defined in the Credit Agreement).

•

As with the Prior Credit Agreement, the new facility contains negative covenants that, among other things, limit the ability of the Company and certain of its subsidiaries, subject to exceptions, to, in certain circumstances, (i) incur indebtedness, (ii) issue preferred stock, (iii) create liens, (iv) merge or consolidate with certain entities, (v) dispose of property, (vi) undertake transactions with affiliates, (vii) make investments, loans, advances, guarantees and acquisitions, (viii) engage in sale and leaseback transactions, (ix) make restricted payments or payments of certain indebtedness, (x) enter into restrictive agreements, (xi) amend certain material documents, (xii) incur amounts in respect of customer finance program obligations exceeding a certain threshold, (xiii) enter into certain swap or similar agreements and (xiv) make changes in fiscal periods or lines of business. However, the negative covenants in the new facility are less restrictive than those contained in the Prior Credit Agreement and certain covenant restrictions, including repayment of debt, apply only if the Payment Conditions (as defined in the Credit Agreement) are not met.

The Credit Agreement is attached as Exhibit 10.1. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

The news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Statements made in this Current Report on Form 8-K that are forward-looking involve risks and uncertainties and are indicated by words such as “may,” “expects” and other similar words or phrases. Actual events or results may differ materially from those described herein. These uncertainties include, but are not limited to, future economic conditions and other risks described in filings with the SEC such as Brunswick’s most recent Forms 10-K and 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of March 21, 2011, between Brunswick Corporation, the subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Capital Finance, LLC, as joint lead arrangers, J.P. Morgan Securities LLC, Wells Fargo Capital Finance, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners, Bank of America, N.A. and Wells Fargo Capital Finance, as syndication agents, and SunTrust Bank and RBS Business Capital, a Division of RBS Asset Finance, Inc., as documentation agents.

99.1	News Release, dated March 22, 2011, of Brunswick Corporation, announcing the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: March 22, 2011	By:	/s/ Peter B. Hamilton
Name: Peter B. Hamilton Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of March 21, 2011, between Brunswick Corporation, the subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Capital Finance, LLC, as joint lead arrangers, J.P. Morgan Securities LLC, Wells Fargo Capital Finance, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners, Bank of America, N.A. and Wells Fargo Capital Finance, as syndication agents, and SunTrust Bank and RBS Business Capital, a Division of RBS Asset Finance, Inc., as documentation agents.

99.1	News Release, dated March 22, 2011, of Brunswick Corporation, announcing the Credit Agreement.